PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-44286

                       [LOGO:  Europe 2001 HOLDRS (SM) Trust]

                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                    Primary U.S.
                                                          Share       Trading
Name of Company(1)                         Ticker        Amounts      Market
------------------------------------       ------        -------      ------
AEGON, N.V.                                 AEG           5.2          NYSE
Alcatel-Lucent*  (1)                        ALU            3           NYSE
Amdocs Limited                              DOX            3           NYSE
ARM Holdings plc*                          ARMHY           8          NASDAQ
ASM International N.V.                     ASMI           13          NASDAQ
ASML Holding N.V.                          ASML            7          NASDAQ
AstraZeneca PLC.*                           AZN            4           NYSE
AXA*                                        AXA            6           NYSE
Bookham Inc.                               BKHM           1.2         NASDAQ
BP p.l.c.*                                  BP             4           NYSE
Business Objects S.A.*                     BOBJ           4.5         NASDAQ
DaimlerChrysler AG                          DCX            4           NYSE
Deutsche Telekom AG*                        DT             5           NYSE
Diageo p.l.c.*                              DEO            5           NYSE
Elan Corporation, p.l.c.*                   ELN            4           NYSE
Ericsson LM Telephone Company*             ERIC           1.6         NASDAQ
GlaxoSmithKline p.l.c.*                     GSK            6           NYSE
Infineon Technologies AG*                   IFX            5           NYSE
ING Group N.V.*                             ING            4           NYSE
IONA Technologies p.l.c.*                  IONA            3          NASDAQ
Koninklijke Philips Electronics N.V.        PHG            5           NYSE
Millicom International Cellular S.A.*      MICC            8          NASDAQ
New WPP Group p.l.c.                       WPPGY           3          NASDAQ
Nokia Corp.*                                NOK            5           NYSE
Novartis AG*                                NVS            5           NYSE
Qiagen N.V.                                QGEN            6          NASDAQ
Repsol YPF, S.A.*                           REP           11           NYSE
Ryanair Holdings p.l.c.*                   RYAAY           8          NASDAQ
Sanofi-Aventis SA*                          SNY         4.6956         NYSE
SAP AG*                                     SAP            4           NYSE
(New) Scottish Power p.l.c.*                SPI        5.555557        NYSE
Serono S.A.*                                SRA            9           NYSE
Shire p.l.c.*                              SHPGY           4          NASDAQ
Skillsoft p.l.c.*                          SKIL            6          NASDAQ
STMicroelectronics N.V.                     STM            4           NYSE


                                                   (continued on following page)

                                                                    Primary U.S.
                                                          Share       Trading
Name of Company                            Ticker        Amounts      Market
------------------------------------       ------        -------      ------
Telefonica S.A.*                             TEF       4.555843218     NYSE
Total S.A.*                                  TOT            6          NYSE
UBS AG                                       UBS            6          NYSE
Unilever N.V.                                UN             9          NYSE
(New) Vodafone Group p.l.c.*                 VOD           5.25        NYSE


----------
* The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

(1) Effective December 1, 2006, Alcatel, an underlying constituent of the Europe 2001+ HOLDRS Trust, changed its name to Alcatel-Lucent (NYSE ticker "ALU"). Creations of Europe 2001+ HOLDRS require 3 shares of Alcatel-Lucent per round lot of 100 Europe 2001+ HOLDRS.

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.